Investment Portfoliosas of May 31, 2023 (Unaudited)
DWS Multi-Asset Conservative Allocation Fund
	Shares	Value ($)

Equity — Equity Funds 26.7%
DWS Core Equity Fund "Institutional" (a)	246,936	6,896,913
DWS Emerging Markets Equity Fund "Institutional" (a)	118,076	1,888,036
DWS ESG Core Equity Fund "Institutional" (a)	303,047	5,424,552
DWS RREEF Global Infrastructure Fund "Institutional" (a)	83,411	1,213,627
DWS RREEF Real Estate Securities Fund "Institutional" (a)	47,115	886,707
DWS Small Cap Core Fund "S" (a)	15,303	617,484
Total Equity — Equity Funds (Cost $12,303,687)		16,927,319

Equity — Exchange-Traded Funds 8.8%
iShares Core MSCI Europe ETF	29,779	1,536,894
iShares MSCI Japan ETF	26,574	1,576,901
iShares MSCI Pacific ex Japan ETF	14,161	585,133
SPDR S&P Emerging Asia Pacific ETF	13,136	1,264,430
SPDR S&P Global Natural Resources ETF	11,553	595,788
Total Equity — Exchange-Traded Funds (Cost $5,180,370)		5,559,146

Fixed Income — Bond Funds 7.2%
DWS Enhanced Commodity Strategy Fund "Institutional" (a)	105,621	597,815
DWS High Income Fund "Institutional" (a)	938,109	3,930,677
Total Fixed Income — Bond Funds (Cost $4,527,330)		4,528,492

Fixed Income — Exchange-Traded Funds 55.0%
iShares GNMA Bond ETF	225,050	9,914,578
iShares iBoxx $ Investment Grade Corporate Bond ETF	27,500	2,959,550
iShares JP Morgan USD Emerging Markets Bond ETF	41,325	3,503,533
iShares U.S. Treasury Bond ETF	298,005	6,894,346
Vanguard Intermediate-Term Corporate Bond ETF	74,576	5,911,639
Vanguard Total International Bond ETF	116,286	5,692,200
Total Fixed Income — Exchange-Traded Funds (Cost $36,753,018)		34,875,846

	Principal Amount ($)	Value ($)

Government & Agency Obligations 0.7%
U.S. Treasury Obligations
U.S. Treasury Bills, 4.749% (b), 10/5/2023 (c) (Cost $457,271)	465,000	456,537

	Shares	Value ($)

Fixed Income — Money Market Funds 1.8%
DWS Central Cash Management Government Fund, 5.13% (a) (d) (Cost $1,116,522)	1,116,522	1,116,522

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $60,338,198)	100.2	63,463,862
Other Assets and Liabilities, Net	(0.2)	(104,659)
Net Assets	100.0	63,359,203

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated Underlying DWS Funds during the period ended May 31, 2023 are as follows:
Value ($) at 8/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2023	Value ($) at 5/31/2023
Equity — Equity Funds 26.7%
DWS Core Equity Fund “Institutional” (a)
7,906,034	2,053,434	2,952,100	616,201	(726,656)	51,436	508,097	246,936	6,896,913
DWS Emerging Markets Equity Fund “Institutional” (a)
1,376,567	823,902	199,700	(31,493)	(81,240)	38,401	—	118,076	1,888,036
DWS ESG Core Equity Fund “Institutional” (a)
6,298,439	223,985	1,347,700	65,681	184,147	65,443	158,543	303,047	5,424,552
DWS RREEF Global Infrastructure Fund “Institutional” (a)
701,159	1,042,244	377,000	(23,110)	(129,666)	9,778	66,666	83,411	1,213,627
DWS RREEF Real Estate Securities Fund “Institutional” (a)
1,802,768	18,954	776,400	(154,043)	(4,572)	18,955	—	47,115	886,707
DWS Small Cap Core Fund “S” (a)
1,414,139	10,138	762,700	305,469	(349,562)	3,064	7,074	15,303	617,484
Equity —Exchange-Traded Funds 0.0%
Xtrackers MSCI Japan Hedged Equity ETF (e)
—	668,614	627,023	(41,591)	—	249	—	—	—
Fixed Income — Bond Funds 7.1%
DWS Enhanced Commodity Strategy Fund “Institutional” (a)
755,999	770,276	593,000	(118,735)	(216,725)	237,376	—	105,621	597,815
DWS High Income Fund “Institutional” (a)
3,291,799	1,037,985	365,200	(21,483)	(12,424)	149,016	1,968	938,109	3,930,677
Fixed Income — Money Market Funds 2.0%
DWS Central Cash Management Government Fund, 5.13% (a) (d)
15,047,011	13,659,548	27,590,037	—	—	84,146	—	1,116,522	1,116,522
38,593,915	20,309,080	35,590,860	596,896	(1,336,698)	657,864	742,348	2,974,140	22,572,333

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc.
(b)	Annualized yield at time of purchase; not a coupon rate.
(c)	At May 31, 2023, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(d)	The rate shown is the annualized seven-day yield at period end.
(e)	Affiliated fund managed by DBX Advisors LLC.

MSCI: Morgan Stanley Capital International
S&P: Standard & Poor's
SPDR: Standard & Poor's Depositary Receipt
At May 31, 2023, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note	USD	9/20/2023	14	1,591,589	1,602,563	(10,974)
Currency Abbreviation(s)

USD	United States Dollar

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of May 31, 2023 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Equity — Equity Funds	$16,927,319	$—	$—	$16,927,319
Equity — Exchange-Traded Funds	5,559,146	—	—	5,559,146
Fixed Income — Bond Funds	4,528,492	—	—	4,528,492
Fixed Income — Exchange-Traded Funds	34,875,846	—	—	34,875,846
Government & Agency Obligations	—	456,537	—	456,537
Fixed Income — Money Market Funds	1,116,522	—	—	1,116,522
Total	$63,007,325	$456,537	$—	$63,463,862

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (a)
Futures Contracts	$(10,974)	$—	$—	$(10,974)
Total	$(10,974)	$—	$—	$(10,974)

(a)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.
Derivatives
The following table presents, by major type of derivative contract, the unrealized appreciation (depreciation) of the Fund's derivative instruments as of May 31, 2023 categorized by the primary underlying risk exposure.
Primary Underlying Risk Disclosure	Futures Contracts
Interest Rate Contracts	$(10,974)
OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DMACAT-PH3
R-080548-2 (1/25)